UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2020
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 4, 2020, the shareholders of American Equity Investment Life Holding Company (the "Company") approved the Company's Amended and Restated Equity Incentive Plan (the "Plan"). A description of the terms and conditions of the Plan is set forth in the Company's proxy statement for the 2020 Annual Meeting of Shareholders (the "2020 Proxy Statement") filed with the Securities and Exchange Commission on April 24, 2020, and a copy of the Plan is attached to the 2020 Proxy Statement as Appendix A, which is incorporated herein by reference.
Additionally, a copy of the form of Director Restricted Stock Award Agreement with Respect to Common Stock of the Company is attached as Exhibit 10.1.
Item 5.07  Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on June 4, 2020. At the Annual Meeting, shareholders considered and voted upon four proposals.
The final results of the voting on each proposal were as follows:

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Anant Bhalla	74,006,259	2,052,261	2,137,024
Joyce A. Chapman	73,169,218	2,889,302	2,137,024
James M. Gerlach	70,346,205	5,712,315	2,137,024
Robert L. Howe	73,000,534	3,057,986	2,137,024
Michelle M. Keeley	75,647,671	410,849	2,137,024
William R. Kunkel	70,911,726	5,146,794	2,137,024
Mr. Bhalla was elected to serve for a term expiring at the 2022 Annual Meeting of Shareholders or until his successor is elected and qualified. Ms. Chapman, Mr. Gerlach, Mr. Howe, Ms. Keeley and Mr. Kunkel were elected to serve for a term expiring at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified.

2.	Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
75,523,259	2,659,973	12,312	—
The appointment of KPMG LLP as our independent auditor for the 2020 fiscal year was ratified.

3.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
74,518,472	1,312,301	227,745	2,137,026
The shareholders approved, on an advisory basis, the compensation of our named executive officers.

4.	Approval of the American Equity Investment Life Holding Company Amended and Restated Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
73,038,318	2,933,600	86,600	2,137,026
The American Equity Investment Life Holding Company Amended and Restated Equity Incentive Plan was approved.

Item 9.01.  Financial Statements and Exhibits
(d)    Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
10.1	Form of Director Restricted Stock Award Agreement with Respect to Common Stock of American Equity Investment Life Holding Company
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2020

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Anant Bhalla
Anant Bhalla
Chief Executive Officer and President